Exhibit 99.1

CONSOL Energy Inc. and CONSOL Coal Resources LP

Announce Stockholder and Limited Partner Approval and Completion of Merger

CANONSBURG, PA (December 30, 2020) – CONSOL Energy Inc. (NYSE: CEIX) (“CEIX”) and CONSOL Coal Resources LP (NYSE: CCR) (“CCR”) announced that, at a special meeting held on December 29, 2020, the shareholders of CEIX approved the issuance of shares of CEIX’s common stock (the “CEIX Stock Issuance”) in connection with the previously announced merger of a wholly owned subsidiary of CEIX with and into CCR (the “Merger”) pursuant to which CCR would survive as an indirect, wholly owned subsidiary of CEIX. More than 99% of the total votes cast in person or by proxy at CEIX’s special meeting were voted in favor of approving the CEIX stock issuance.

In addition, CCR’s limited partners approved the Merger and the adoption of the merger agreement relating to the Merger. The holders of more than 83% of CCR’s outstanding limited partner interests approved the Merger and the adoption of the merger agreement related thereto via written consent.

Following the approval of the CEIX Stock Issuance by the CEIX stockholders and the approval of the Merger and the adoption of the merger agreement related thereto by the CCR limited partners, CEIX completed the acquisition of all of the outstanding common units of CCR (“CCR Common Units”) that it did not already own. As a result of the transaction, CCR Common Units have been suspended from trading on the New York Stock Exchange.

“The completion of this merger allows the equity holders of both companies to benefit from a simplified corporate structure, improved consolidated credit metrics, elimination of dual public company costs and improved financial flexibility” said Jimmy Brock, President and CEO of CONSOL Energy Inc.

About CONSOL Energy Inc.

CONSOL Energy Inc. (NYSE: CEIX) is a Canonsburg, Pennsylvania-based producer and exporter of high-Btu bituminous thermal and crossover metallurgical coal. It owns and operates some of the most productive longwall mining operations in the Northern Appalachian Basin. Its flagship operation is the Pennsylvania Mining Complex, which has the capacity to produce approximately 28.5 million tons of coal per year and is comprised of three large-scale underground mines: Bailey, Enlow Fork, and Harvey. CEIX also owns and operates the CONSOL Marine Terminal, which is located in the port of Baltimore and has a throughput capacity of approximately 15 million tons per year. In addition to the ~669 million reserve tons associated with the Pennsylvania Mining Complex and the ~21 million reserve tons associated with the Itmann project, CEIX also controls approximately 1.5 billion tons of greenfield thermal and metallurgical coal reserves located in the major coal-producing basins of the eastern United States. Additional information regarding CEIX may be found at www.consolenergy.com

About CONSOL Coal Resources LP

CONSOL Coal Resources LP (NYSE: CCR) is a master limited partnership formed in 2015 to manage and further develop all of CEIX’s active coal operations in Pennsylvania. Its assets include a 25% undivided interest in, and operational control over, the Pennsylvania Mining Complex, which consists of three underground mines—Bailey, Enlow Fork and Harvey—and related infrastructure. For its ownership interest, CCR has an effective annual production capacity of 7.1 million tons of high-Btu North Appalachian thermal coal. More information is available on CCR’s website www.ccrlp.com.

Cautionary Statements

All statements in this press release (and oral statements made regarding the subjects of this communication), including those that express a belief, expectation or intention, may be considered forward-looking statements (as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) that involve risks and uncertainties that could cause actual results to differ materially from projected results. Without limiting the generality of the foregoing, forward-looking statements contained in this communication include statements relying on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of CEIX and CCR, which could cause actual results to differ materially from such statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The forward-looking statements may include, but are not limited to, statements regarding the expected benefits of the transaction to CEIX and CCR and their stockholders and unitholders, respectively; the expected future growth, dividends and distributions of the combined company; and plans and objectives of management for future operations. When we use the words “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” or their negatives, or other similar expressions, the statements which include those words are usually forward-looking statements. When we describe strategy that involves risks or uncertainties, we are making forward-looking statements. While CEIX and CCR believe that the assumptions concerning future events are reasonable, they caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of their businesses. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: the failure to realize the anticipated costs savings, synergies and other benefits of the transaction; the possible diversion of management time on transaction-related issues; local, regional and national economic conditions and the impact they may have on CEIX, CCR and their customers; the impact of outbreaks of communicable diseases such as the novel highly transmissible and pathogenic coronavirus (COVID-19) on business activity, CEIX’s and CCR’s operations and national and global economic conditions, generally; conditions in the coal industry, including a sustained decrease in the level of supply or demand for coal or a sustained decrease in the price of coal; the financial condition of CEIX’s or CCR’s customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the transaction; changes in safety, health, environmental and other regulations; the results of any reviews, investigations or other proceedings by government authorities; and the performance of CEIX and CCR.

The forward-looking statements in this press release speak only as of the date of this report; we disclaim any obligation to update these statements. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks, contingencies and uncertainties relate to, among other matters, the risks and uncertainties set forth in the “Risk Factors” section of CEIX’s and CCR’s respective Annual Reports on Form 10-K for the year ended December 31, 2019 and Quarterly Reports on Form 10-Q for the three months ended March 31, 2020, June 30, 2020 and September 30, 2020, respectively, each filed with the Securities and Exchange Commission, and any subsequent reports filed with the Securities and Exchange Commission.

No Offer or Solicitation

This release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts:

Investor:	Nathan Tucker at (724) 416-8336

Media:	Zach Smith at (724) 416-8291